SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 14, 2006
Capital Auto Receivables Asset Trust 2006-2
(Issuing Entity with respect to Securities)
Capital Auto Receivables LLC
(Depositor with respect to Securities)
GMAC LLC
(Sponsor with respect to Securities)

Delaware	333-105077-07	20-7158621

(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation	Number)	Identification Number

Jerome B. Van Orman, Jr.
Capital Auto Receivables LLC
200 Renaissance Center
Detroit, Michigan		48265

(Address of principal		(Zip Code)
executive offices)
Registrant’s Telephone Number, including area code: (313)665-6266
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Incorporation of Certain Documents by Reference
Item 9.01. Exhibits
SIGNATURES
EXHIBIT INDEX
Indenture, dated as of December 14, 2006
Trust Agreement, dated as of December 14, 2006
Pool and Servicing Agreement, dated as of December 14, 2006
Trust Sale and Servicing Agreement, dated as of December 14, 2006
Custodian Agreement, dated as of December 14, 2006
Administration Agreement, dated as of December 14, 2006
Schedule to the ISDA Master Agreement, dated as of December 14, 2006
Confirmation of the Primary Swap Relating to the Class A-2b Notes
Confirmation of the Primary Swap Relating to the Class A-3b Notes
Swap Counterparty Rights Agreement, dated as of December 14, 2006
Triparty Contingent Assignment Agreement, dated as of December 14, 2006

Item 8.01. Incorporation of Certain Documents by Reference
     Capital Auto Receivables LLC has registered an issuance of $25,000,000,000 in principal amount of Securities (the “Securities”) on Form S-3 (Registration File No. 333-105077) under the Securities Act of 1933, as amended (the “Act”), filed on May 8, 2003, as amended by Pre-Effective Amendment No. 1 on May 16, 2003, by Post-Effective Amendment No. 1 on February 1, 2006, by Post-Effective Amendment No. 2 on February 2, 2006 and by Post-Effective Amendment No. 3 on December 4, 2006 (as amended, the “Registration Statement”). Pursuant to the Registration Statement, Capital Auto Receivables Asset Trust 2006-2 (the “Issuing Entity”) issued $750,000,000 aggregate principal balance of Class A-1 5.340% Asset Backed Notes (the “Class A-1 Notes”), $350,000,000 aggregate principal balance of Class A-2a 5.23% Asset Backed Notes (the “Class A-2a Notes”), $698,000,000 aggregate principal balance of Class A-2b Floating Rate Asset Back Notes (the “Class-A-2b Notes,” collectively with the Class A-2a Notes, the “Class A-2 Notes”), $400,000,000 aggregate principal balance of Class A-3a 4.98% Asset Backed Notes (the “Class A-3a Notes”), $617,690,000 aggregate principal balance of Class A-3b Floating Rate Asset Backed Notes (the “Class A-3b Notes,” collectively with the Class A-3a Notes, the “Class A-3 Notes”), $102,224,000 aggregate principal balance of Class B 5.07% Asset Backed Notes (the “Class B Notes”), $57,125,000 aggregate principal balance of Class C 5.31% Asset Backed Notes (the “Class C Notes” and, together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class B Notes, the “Offered Notes”) and $15,033,000 aggregate principal balance of Class D 6.55% Asset Backed Notes (the “Class D Notes” and, together with the Offered Notes, the “Notes”) on December 14, 2006 (the “Closing Date”). Only the Offered Notes were offered publicly for sale. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Offered Notes, the forms of which were filed as Exhibits to the Registration Statement.
     The Notes were issue pursuant to an Indenture attached hereto as Exhibit 4.1, dated as of the Closing Date between the Issuing Entity and The Bank of New York Trust Company, N.A., as Indenture Trustee.
     The Notes evidence indebtedness of the Issuing Entity, the assets of which consist primarily of motor vehicle retail installment sales contracts and installment loans (the “Receivables”) secured by new and used automobiles and light duty trucks financed thereby.
     As of the Closing Date, the Receivables had the characteristics described in the Prospectus Supplement dated as of December 6, 2006 filed with the Commission pursuant to Rule 425(b)(5) of the Act on December 12, 2006.

Item 9.01.	Exhibits

Exhibit 4.1	Indenture between Capital Auto Receivables Asset Trust 2006-2 and The Bank of New York Trust Company, N.A., as Indenture Trustee, dated as of December 14, 2006.

Exhibit 4.2	Trust Agreement between Capital Auto Receivables LLC, as Depositor, and Deutsche Bank Trust Company Delaware, as Owner Trustee, dated as of December 14, 2006.

Exhibit 4.3	Pooling and Servicing Agreement between GMAC LLC, as Originator and Servicer, and Capital Auto Receivables LLC, as Depositor, dated as of December 14, 2006.

Exhibit 99.1	Trust Sale and Servicing Agreement among GMAC LLC, as Servicer, Capital Auto Receivables LLC, as Depositor, and Capital Auto Receivables Asset Trust 2006-2, dated as of December 14, 2006.

Exhibit 99.2	Custodian Agreement between GMAC LLC, as Custodian, and Capital Auto Receivables LLC, as Depositor, dated as of December 14, 2006.

Exhibit 99.3	Administration Agreement among Capital Auto Receivables Asset Trust 2006-2, GMAC LLC, as Administrator, and The Bank of New York Trust Company, N.A., as Indenture Trustee, dated as of December 14, 2006.

Exhibit 99.4	Schedule to the ISDA Master Agreement between Capital Auto Receivables Asset Trust 2006-2 and Barclays Bank PLC, dated as of December 14, 2006.

Exhibit 99.5	Confirmation of the Primary Swap Relating to the Class A-2b Notes between Capital Auto Receivables Asset Trust 2006-2 and Barclays Bank PLC, dated as of December 14, 2006.

Exhibit 99.6	Confirmation of the Primary Swap Relating to the Class A-3b Notes between Capital Auto Receivables Asset Trust 2006-2 and Barclays Bank PLC, dated as of December 14, 2006.

Exhibit 99.7	Swap Counterparty Rights Agreement among Barclays Bank PLC, GMAC LLC, Capital Auto Receivables LLC, Capital Auto Receivables Asset Trust 2006-2, Deutsche Bank Trust Company Delaware, as Owner Trustee, and The Bank of New York Trust Company, N.A., as Indenture Trustee, dated as of December 14, 2006.

Exhibit 99.8	Triparty Contingent Assignment Agreement among Capital Auto Receivables Asset Trust 2006-2, GMAC LLC and Barclays Bank PLC, dated as of December 14, 2006.

SIGNATURES
     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL AUTO RECEIVABLES LLC

By:	/s/ William J. Mcgrane III
Name:	William J. McGrane III
Title:	Controller
Dated: December 20, 2006

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Indenture between Capital Auto Receivables Asset Trust 2006-2 and The Bank of New York Trust Company, N.A., as Indenture Trustee, dated as of December 14, 2006.

Exhibit 4.2	Trust Agreement between Capital Auto Receivables LLC, as Depositor, and Deutsche Bank Trust Company Delaware, as Owner Trustee, dated as of December 14, 2006.

Exhibit 4.3	Pooling and Servicing Agreement between GMAC LLC, as Originator and Servicer, and Capital Auto Receivables LLC, as Depositor, dated as of December 14, 2006.

Exhibit 99.1	Trust Sale and Servicing Agreement among GMAC LLC, as Servicer, Capital Auto Receivables LLC, as Depositor, and Capital Auto Receivables Asset Trust 2006-2, as Issuing Entity, dated as of December 14, 2006.

Exhibit 99.2	Custodian Agreement between GMAC LLC, as Custodian, and Capital Auto Receivables LLC as Depositor, Dated as of December 14, 2006.

Exhibit 99.3	Administration Agreement among Capital Auto Receivables Asset Trust 2006-2, as Issuing Entity, GMAC LLC, as Administrator, and The Bank of New York Trust Company, N.A., as Indenture Trustee, dated as of December 14, 2006.

Exhibit 99.4	Schedule to the ISDA Master Agreement between Capital Auto Receivables Asset Trust 2006-2 and Barclays Bank PLC, dated as of December 14, 2006.

Exhibit 99.5	Confirmation of the Primary Swap Relating to the Class A-2b Notes between Capital Auto Receivables Asset Trust 2006-2 and Barclays Bank PLC, dated as of December 14, 2006.

Exhibit 99.6	Confirmation of the Primary Swap Relating to the Class A-3b Notes between Capital Auto Receivables Asset Trust 2006-2 and Barclays Bank PLC, dated as of December 14, 2006.

Exhibit 99.7	Swap Counterparty Rights Agreement among Barclays Bank PLC, GMAC LLC, Capital Auto Receivables LLC, Capital Auto Receivables Asset Trust 2006-2, Deutsche Bank Trust Company Delaware, as Owner Trustee, and The Bank of New York Trust Company, N.A., as Indenture Trustee, dated as of December 14, 2006.

Exhibit 99.8	Triparty Contingent Assignment Agreement among Capital Auto Receivables Asset Trust 2006-2, GMAC LLC and Barclays Bank PLC, dated as of December 14, 2006.